UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

February 20, 2007

THE CHEESECAKE FACTORY INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-20574	51-0340466
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

26901 Malibu Hills Road
Calabasas Hills, California 91301
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(818) 871-3000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

ITEM 8.01  OTHER EVENTS

In a press release dated February 20, 2007, The Cheesecake Factory Incorporated announced that it will present at the Bear Stearns 13th Annual Retail, Restaurants & Consumer Conference in New York City on February 27, 2007 at 2:15 p.m. Eastern Time.  David Overton, Chairman and CEO, and Michael Dixon, Senior Vice President and CFO, will be presenting on behalf of the Company.

The presentation will be webcast on the Company’s website at thecheesecakefactory.com and can be accessed by clicking on the “Investors” link from the home page, followed by the “Financial Information” and “Webcasts” links.  An archive of the webcast will be available following the live presentation through March 26, 2007.

The full text of this press release is attached as Exhibit 99.1 to this report and is hereby incorporated by reference herein.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

	99.1	Press release dated February 20, 2007 entitled, “The Cheesecake Factory to Present at the Bear Stearns 13th Annual Retail, Restaurants & Consumer Conference”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 20, 2007	THE CHEESECAKE FACTORY INCORPORATED

	By:	/s/ MICHAEL J. DIXON
Michael J. Dixon Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated February 20, 2007 entitled, “The Cheesecake Factory to Present at the Bear Stearns 13th Annual Retail, Restaurants & Consumer Conference”